UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 16, 2008

CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 West San Fernando Street, San Jose, California  95113
717 Texas Avenue, Houston, Texas  77002
(Addresses of principal executive offices and zip codes)

Registrant’s telephone number, including area code:  (713) 830-8775

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02 — DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX

ITEM 5.02 — DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)         On July 16, 2008, the Board of Directors of Calpine Corporation (the “Company”) approved an amendment to its employment agreement with Gregory L. Doody, the Company’s Executive Vice President, General Counsel and Secretary, extending the current term of his employment until November 30, 2008. In accordance with the Company’s objective of reducing the number of its employment agreements following its emergence from bankruptcy, the Company simultaneously delivered to Mr. Doody a notice of its intent not to renew his employment agreement beyond November 30, 2008, and confirmed the Company’s intent that Mr. Doody continue thereafter in the Company’s employ on an at-will basis as the Company’s Executive Vice President, General Counsel and Secretary.

The foregoing description is qualified in its entirety by reference to the full text of Mr. Doody’s employment agreement and the above-described amendment, filed herewith as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

Exhibit No.	Description

10.1
Employment Agreement, dated June 19, 2006, between the Company and Gregory L. Doody (incorporated by reference to Exhibit 10.5.15 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, filed with the SEC on March 14, 2007).†

10.2	Amendment, dated as of July 16, 2008, to Employment Agreement, dated June 19, 2006, between the Company and Gregory L. Doody.*†
__________

*	Filed herewith.

†	Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ Gregory L. Doody
	Name:	Gregory L. Doody
	Title:	Executive Vice President, General Counsel and Secretary

Date: July 22, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.1
Employment Agreement, dated June 19, 2006, between the Company and Gregory L. Doody (incorporated by reference to Exhibit 10.5.15 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, filed with the SEC on March 14, 2007).†

10.2	Amendment, dated as of July 16, 2008, to Employment Agreement, dated June 19, 2006, between the Company and Gregory L. Doody.*†
__________

*	Filed herewith.

†	Management contract or compensatory plan or arrangement.

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